SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:    January 4, 2008

Date of Earliest Event Reported:     December 28, 2007

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

1100 CommScope Place, SE
P.O. Box 339
Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code:    (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

                On December 28, 2007, Andrew Corporation (the “Company”), Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH (all wholly-owned indirect subsidiaries of CommScope, Inc.) and ASC Signal Corporation entered into an Amendment No. 2 to Purchase and Sale Agreement (the “Second Amendment”).  The Second Amendment amends in certain respects the Purchase and Sale Agreement dated as of November 5, 2007 (the “Purchase Agreement”), which was filed as Exhibit 10.1 to the Company’s Form 8-K filed on November 8, 2007, and is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Second Amendment amended the Purchase Agreement to, among other things, extend the deadline for closing to January 31, 2008, as a result of the purchaser’s request for an extension of certain deadlines contained in the Purchase Agreement to allow it to secure the financing needed to fund its acquisition of the business and the Company’s desire to accommodate the purchaser’s request.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.2 hereto and incorporated into this report by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit	Description

10.1

Purchase and Sale Agreement, dated as of November 5, 2007, by and among Andrew Corporation, Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH and ASC Signal Corporation, as amended by Amendment No. 1 to Purchase and Sale Agreement, dated as of December 20, 2007, by and among Andrew Corporation, Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH and ASC Signal Corporation.

10.2

Amendment No. 2 to Purchase and Sale Agreement, dated as of December 28, 2007, by and among Andrew Corporation, Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH and ASC Signal Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2008

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel
& Secretary

INDEX OF EXHIBITS

Exhibit	Description
10.1

Purchase and Sale Agreement, dated as of November 5, 2007, by and among Andrew Corporation, Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH and ASC Signal Corporation, as amended by Amendment No. 1 to Purchase and Sale Agreement, dated as of December 20, 2007, by and among Andrew Corporation, Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH and ASC Signal Corporation.

10.2

Amendment No. 2 to Purchase and Sale Agreement, dated as of December 28, 2007, by and among Andrew Corporation, Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH and ASC Signal Corporation